Exhibit 99.2
SANTANDER BANCORP
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
AS OF JUNE 30, 2008 AND 2007 AND DECEMBER 31, 2007
(Dollars in thousands, except share data)

				Variance
	30-Jun-08	30-Jun-07	31-Dec-07	06/08-12/07
ASSETS
CASH AND CASH EQUIVALENTS:
Cash and due from banks	$148,441	$149,736	$118,096	25.70%
Interest-bearing deposits	3,228	2,544	1,167	176.61%
Federal funds sold and securities purchased under agreements to resell	168,597	113,948	82,434	104.52%

Total cash and cash equivalents	320,266	266,228	201,697	58.79%

INTEREST-BEARING DEPOSITS	7,866	50,000	5,439	44.62%
TRADING SECURITIES, at fair value	69,385	46,088	68,500	1.29%
INVESTMENT SECURITIES AVAILABLE FOR SALE, at fair value	1,127,409	1,329,829	1,268,198	-11.10%
OTHER INVESTMENT SECURITIES, at amortized cost	56,907	50,159	64,559	-11.85%
LOANS HELD FOR SALE, net	136,745	164,916	141,902	-3.63%
LOANS, gross	6,675,148	6,845,657	6,936,430	-3.77%
ALLOWANCE FOR LOAN LOSSES	(186,889)	(127,916)	(166,952)	11.94%
ACCRUED INTEREST RECEIVABLE	53,631	79,335	80,029	-32.99%
PREMISES AND EQUIPMENT, net	30,553	53,424	29,523	3.49%
GOODWILL	121,482	148,300	121,482	0.00%
INTANGIBLE ASSETS	29,949	46,652	30,203	-0.84%
OTHER ASSETS	396,239	243,487	379,203	4.49%

	$8,838,691	$9,196,159	$9,160,213	-3.51%

LIABILITIES AND STOCKHOLDERS’ EQUITY
DEPOSITS:
Non interest-bearing	$754,371	$628,647	$755,457	-0.14%
Interest-bearing	5,223,885	4,651,485	4,405,246	18.58%

Total deposits	5,978,256	5,280,132	5,160,703	15.84%

FEDERAL FUNDS PURCHASED AND OTHER BORROWINGS	53,790	756,500	707,110	-92.39%
SECURITIES SOLD UNDER AGREEMENTS TO REPURCHASE	583,875	768,831	635,597	-8.14%
COMMERCIAL PAPER ISSUED	49,779	382,662	284,482	-82.50%
FEDERAL HOME LOAN BANK ADVANCES	1,080,000	825,000	1,245,000	-13.25%
TERM NOTES	19,665	42,149	19,371	1.52%
SUBORDINATED CAPITAL NOTES	240,067	240,033	247,170	-2.87%
ACCRUED INTEREST PAYABLE	46,810	72,879	77,356	-39.49%
OTHER LIABILITIES	225,363	256,127	246,888	-8.72%

	8,277,605	8,624,313	8,623,677	-4.01%

STOCKHOLDERS’ EQUITY:
Series A Preferred stock, $25 par value; 10,000,000 shares authorized, none issued or outstanding	—	—	—	N/A
Common stock, $2.50 par value; 200,000,000 shares authorized; 50,650,364 shares issued; 46,639,104 shares outstanding	126,626	126,626	126,626	0.00%
Capital paid in excess of par value	316,065	304,171	308,373	2.49%
Treasury stock at cost, 4,011,260 shares	(67,552)	(67,552)	(67,552)	0.00%
Accumulated other comprehensive loss, net of taxes	(25,747)	(51,962)	(24,478)	5.18%
Retained earnings:
Reserve fund	139,250	137,511	139,250	0.00%
Undivided profits	72,444	123,052	54,317	33.37%

Total stockholders’ equity	561,086	571,846	536,536	4.58%

	$8,838,691	$9,196,159	$9,160,213	-3.51%

SANTANDER BANCORP
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
FOR THE SIX AND THREE MONTHS ENDED JUNE 30, 2008 AND 2007

	For the six months ended		For the three months ended
	June 30,	June 30,	June 30,	June 30,
(Dollars in thousands, except per share data)	2008	2007	2008	2007
INTEREST INCOME:
Loans	$281,807	$298,189	138,137	$149,834
Investment securities	27,316	33,649	13,196	16,742
Interest-bearing deposits	576	2,260	126	1,110
Federal funds sold and securities purchased under agreements to resell	2,765	1,222	1,977	556

Total interest income	312,464	335,320	153,436	168,242

INTEREST EXPENSE:
Deposits	80,168	92,828	40,963	46,864
Securities sold under agreements to repurchase and other borrowings	49,807	77,007	18,249	39,229
Subordinated capital notes	6,844	7,886	3,179	3,952

Total interest expense	136,819	177,721	62,391	90,045

Net interest income	175,645	157,599	91,045	78,197

PROVISION FOR LOAN LOSSES	78,090	52,874	38,515	30,850

Net interest income after provision for loan losses	97,555	104,725	52,530	47,347

OTHER INCOME :
Bank service charges, fees and other	23,525	24,452	11,101	12,134
Broker-dealer, asset management and insurance fees	41,973	32,369	19,986	16,081
Gain on sale of securities, net	2,874	238	—	49
Gain on sale of loans	2,267	4,338	829	1,990
Other income (loss)	12,716	4,568	(920)	1,658

Total other income	83,355	65,965	30,996	31,912

OPERATING EXPENSES:
Salaries and employee benefits	61,512	65,902	31,525	34,073
Occupancy costs	13,222	11,488	6,806	5,914
Equipment expenses	2,252	2,241	1,059	1,076
EDP servicing, amortization and technical assistance	21,061	18,074	10,883	8,640
Communication expenses	5,181	5,451	2,646	2,766
Business promotion	3,786	8,000	1,821	4,548
Other taxes	6,756	4,948	3,349	1,843
Other operating expenses	33,919	29,697	18,156	14,894

Total operating expenses	147,689	145,801	76,245	73,754

Income before provision for income tax	33,221	24,889	7,281	5,505

PROVISION FOR INCOME TAX	8,983	9,064	765	1,409

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$24,238	$15,825	$6,516	$4,096

EARNINGS PER COMMON SHARE	$0.52	$0.34	$0.14	$0.09

SANTANDER BANCORP
SELECTED CONSOLIDATED FINANCIAL INFORMATION:

	For the Quarters Ended					Six Month-Periods ended June 30,
	30-Jun	30-Jun	31-Mar	2Q08/2Q07	2Q08/1Q08
(DOLLARS IN THOUSANDS)	2008	2007	2008	Variation	Variation	2008	2007	Variation

Interest Income	$153,436	$168,242	$159,029	-8.8%	-3.5%	$312,464	$335,320	-6.8%
Tax equivalent adjustment	998	2,056	1,434	-51.5%	-30.4%	2,474	4,281	-42.2%

Interest income on a tax equivalent basis	154,434	170,298	160,463	-9.3%	-3.8%	314,938	339,601	-7.3%
Interest expense	62,391	90,045	74,430	-30.7%	-16.2%	136,819	177,721	-23.0%

Net interest income on a tax equivalent basis	92,043	80,253	86,033	14.7%	7.0%	178,119	161,880	10.0%
Provision for loan losses	38,515	30,850	39,575	24.8%	-2.7%	78,090	52,874	47.7%

Net interest income on a tax equivalent basis after provision	53,528	49,403	46,458	8.3%	15.2%	100,029	109,006	-8.2%
Other operating income	30,167	29,873	48,047	1.0%	-37.2%	78,214	61,389	27.4%
Gain on sale of securities	—	49	2,874	N/A	-100.0%	2,874	238	1107.6%
Gain on sale of loans	829	1,990	1,438	N/A	-42.4%	2,267	4,338	N/A
Other operating expenses	76,245	73,754	71,444	3.4%	6.7%	147,689	145,801	1.3%

Income on a tax equivalent basis before income taxes	8,279	7,561	27,373	9.5%	-69.8%	35,695	29,170	22.4%
Provision for income taxes	765	1,409	8,217	-45.7%	-90.7%	8,983	9,064	-0.9%
Tax equivalent adjustment	(998)	(2,056)	(1,434)	-51.5%	-30.4%	(2,474)	(4,281)	-42.2%

NET INCOME	$6,516	$4,096	$17,722	59.1%	-63.2%	$24,238	$15,825	53.2%

SELECTED RATIOS:

Per share data (1):

Earnings per common share	$0.14	$0.09	$0.38			$0.52	$0.34
Average common shares outstanding	46,639,104	46,639,104	46,639,104			46,639,104	46,639,104

Common shares outstanding at end of period	46,639,104	46,639,104	46,639,104			46,639,104	46,639,104

Cash Dividends per Share	$0.10	$0.16	$0.10			$0.20	$0.32

(1)	Per share data is based on the average number of shares outstanding during the period. Basic and diluted earnings per share are the same.

SANTANDER BANCORP

	YTD	QTD	QTD	YTD	QTD
	30-Jun	30-Jun	31-Mar	30-Jun	30-Jun
SELECTED RATIOS	2008	2008	2008	2007	2007

Net interest margin (1)	4.23%	4.34%	4.12%	3.86%	3.79%
Return on average assets (2)	0.53%	0.28%	0.78%	0.35%	0.18%
Return on average common equity (2)	8.66%	4.58%	12.90%	5.42%	2.76%
Efficiency Ratio (1,3)	58.64%	65.55%	55.76%	64.06%	65.78%
Non-interest income to revenues	21.06%	16.81%	24.77%	16.44%	15.94%
Capital:
Total capital to risk-adjusted assets	—	8.08	7.70	—	7.78%
Tier I capital to risk-adjusted assets	—	11.18	10.74	—	10.81%
Leverage ratio	—	5.68	5.83	—	5.69%
Non-performing loans to total loans	—	4.09%	4.42%	—	1.95%
Non-performing loans plus accruing loans past-due 90 days or more to loans	—	4.26%	4.56%	—	2.10%
Allowance for loan losses to non- performing loans	—	67.11%	57.06%	—	93.39%
Allowance for loans losses to period- end loans	—	2.74%	2.52%	—	1.82%

OTHER SELECTED FINANCIAL DATA	6/30/2008	6/30/2007	12/31/2007
	(dollars in millions)
Customer Financial Assets Under Control:
Bank deposits (excluding brokered deposits)	$4,360.0	$3,856.0	$3,705.0
Broker-dealer customer accounts	5,933.0	5,907.0	5,855.0
Mutual fund and assets managed	3,217.0	3,041.0	3,066.0
Trust, institutional and private accounts assets under management	679.0	764.0	637.0

Total	$14,189.0	$13,568.0	$13,263.0

(1)	On a tax-equivalent basis.

(2)	Ratios for the quarters are annualized.

(3)	Operating expenses, excluding goodwill and other intangible impairment charges for 4Q07, divided by net interest income, on a tax equivalent basis, plus other income, excluding gain on sale of securities, gain on equity security and extinguisment of liabilities. Also excluding for 4Q07 gain on sale of POS and TRUST.